UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-50429

Date of Report: December 15, 2006

PROSPERO MINERALS CORP.

(Exact name of registrant as specified in its charter)

Nevada 33	1059313
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

575 Madison Avenue, 10th Floor, New York	NY 10022
(Address of principal executive offices)	(Zip Code)

212-937-8442

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02

Termination of a Material Definitive Agreement

The Board of Directors has been notified that the mining licenses for Lobaye Gold in the Central African Republic have been temporarily suspended by the Ministry of Mines. The actions on the part of the CAR are dated December 15, 2006. The Board has just received documented correspondence of the development.

The Board is currently negotiating the reinstatement of the licenses as well as the final acquisition of a 25 year convention (lease) of the mining licenses. There is no assurance, however, that the Board will be successful in achieving that conclusion.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPERO MINERALS CORP.
Dated: February 7, 2007	By: /s/ Darvie Fenison
Darvie Fenison, Chief Executive Officer